UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE J. M. SMUCKER COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # T00779-P54514-Z93194 ATTN: JEANNETTE KNUDSEN ONE STRAWBERRY LANE ORRVILLE, OH 44667-0280 THE J.M. SMUCKER COMPANY You invested in THE J.M. SMUCKER COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on August 12, 2026. Vote Virtually at the Meeting* August 12, 2026 1:00 PM ET Virtually at: www.virtualshareholdermeeting.com/SJM2026 Get informed before you vote View The J.M. Smucker Company 2026 Proxy Statement and Notice of Annual Meeting of Shareholders and 2026 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to July 29, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. 2026 Annual Meeting Vote by August 11, 2026 11:59 PM ET. For shares held in a Plan, vote by August 9, 2026 11:59 PM ET. The j.m. smucker co

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends T00780-P54514-Z93194 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors whose term of office will expire in 2027. Nominees: 1a. Mercedes Abramo For 1b. Tarang Amin For 1c. Susan Chapman-Hughes For 1d. Woo-Sung (Bruce) Chung For 1e. Jay Henderson For 1f. Jonathan Johnson III For 1g. Kirk Perry For 1h. David Singer For 1i. Mark Smucker For 1j. Jodi Taylor For 1k. Dawn Willoughby For 2. Ratification of appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the 2027 fiscal year. For 3. Advisory approval of the Company’s executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.